Q3 2016 Supplemental Financial Information August 4, 2016 Exhibit 99.2

This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “should” or “will,” or the negative of such terms, or other comparable terminology. These forward-looking statements are only predictions based on the current intent and expectations of the management of Esterline, are not guarantees of future performance or actions, and involve risks and uncertainties that are difficult to predict and may cause Esterline’s or its industry’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Esterline's actual results and the timing and outcome of events may differ materially from those expressed in or implied by the forward-looking statements due to risks detailed in Esterline's public filings with the Securities and Exchange Commission including its most recent Transition Report on Form 10-K. This presentation also contains references to non-GAAP financial information subject to Regulation G. The reconciliations of each non-GAAP financial measure to its comparable GAAP measure as well as further information on management’s use of non-GAAP financial measures are included in Esterline’s press release dated August 4, 2016, included as Exhibit 99.1 to Form 8-K filed with the SEC on the same date, as well as in this presentation, including the Appendix.

Q3 2016 Financial Results Sales of $517 million, up 6.7%* Organic sales up $27 million Positive FX impact of $6 million Book to Bill = 1.1 (both in Q3 and for YTD 2016) GAAP EPS of $1.28 Adjusted EPS of $1.38** (excludes certain discrete items) YTD free cash flow of $56 million** * Comparison is to the recast three-month period ended June 26, 2015. ** See Page 1 regarding non-GAAP financial measures.

Q3 2016 Year-over-Year (YOY) Summary* Dollars in millions, except EPS Q3 2016 Q3 2015* Change Sales $ 517 $ 485 $ 32 Gross Margin $ 174 $ 165 $ 9 - % of sales 33.6% 34.1% (0.5%) Net Earnings from Continuing Operations $ 38 $ 28 $ 10 Net Earnings Per Diluted Share $ 1.28 $ 0.90 $ 0.38 * Comparison is to the recast three-month period ended June 26, 2015.

Q3 2016 Earnings Adjustment Dollars in millions, except EPS Earnings from Continuing Ops EPS GAAP $ 38.0 $ 1.28 Accelerated integration costs 1.2 0.04 Compliance costs 2.1 0.08 DAT integration costs 2.1 0.07 Long-term contract adjustments (2.5) (0.09) Adjusted * $ 40.9 $ 1.38 * See Page 1 regarding non-GAAP financial measures.

Q3 2016 Sales Change (YOY)* Items Sales Q3 2015* $ 485 Foreign currency translation 1 FX forward contract gain 4 Sales volume 27 Q3 2016 $ 517 Dollars in millions * Comparison is to the recast three-month period ended June 26, 2015.

Q3 2016 Segment Sales Change (YOY)* Total Change Organic¹ FX Avionics & Controls 11% 9% 2% Sensors & Systems 6% 4% 2% Advanced Materials (1)% 1% (1)% Total 7% 5% 1% ¹ Q3 2016 organic sales growth represents the total reported increase within the company’s continuing operations less the impact of all foreign currency translation and hedging activities. * Comparison is to the recast three-month period ended June 26, 2015.

Q3 2016 Gross Margin Change (YOY)* Items Gross Margin Q3 2015* $ 165 Foreign currency translation 2 FX forward contract gain 4 Sales volume / mix 5 Other (2) Q3 2016 $ 174 Dollars in millions * Comparison is to the recast three-month period ended June 26, 2015.

YTD Q3 2016 Free Cash Flow Reconciliation 8 * Comparison is to the recast nine-month period ended June 26, 2015. ** See Page 1 regarding non-GAAP financial measures. YTD Q3 2016 YTD Q3 2015* Net Earnings $ 50 $ 67 Depreciation and amortization (Depreciation of $37M in both years) 73 76 Change in working capital (A/R, Inventory, A/P) (23) (19) Other 15 (7) Cash flow from operations $ 115 $ 117 Capital expenditures (59) (36) Free cash flow** $ 56 $ 81 Dollars in millions; GAAP results Amounts included in Free Cash Flow - GAAP YTD Q3 2016 YTD Q3 2015* Adjustments to Net Income (after-tax) ** $ 22 $ 26 Loss from Discontinued Operations $ (15) $ (21)

YTD Q3 2016 EBITDA * Comparison is to the recast nine-month period ended June 26, 2015. ** See Page 1 regarding non-GAAP financial measures. YTD Q3 2016 YTD Q3 2015* Operating Earnings from Continuing Operations $ 99 $ 136 Depreciation and amortization 72 74 EBITDA from Continuing Operations ** $ 171 $ 210 Dollars in millions

2016 Guidance Guidance Sales $1.950B - $1.975B GAAP EPS (diluted, continuing ops) $3.48 - $3.68 Adjusted EPS* (diluted, continuing ops) $4.40 - $4.60 EBITDA* $230M - $250M Free Cash Flow* $110M - $130M Guidance 2016 Adjusted EPS GAAP EPS (diluted, continuing ops) $3.48 - $3.68 Accelerated Integration Costs $0.20 Compliance Costs $0.31 DAT Integration Costs $0.35 Long-Term Contract Adjustments $0.06 Adjusted EPS* (diluted, continuing ops) $4.40 - $4.60 Tightened Ranges For Sales and EPS EPS range reflects estimated FY bottom-line impact from Defense Technologies incident * See Page 1 regarding non-GAAP financial measures.

Share Repurchase Update # Shares In thousands $ Value In millions $ Authorization Remaining In millions FY 2014 269 $ 30.3 FY 2015 2,562 259.5 Q1 2016 0 0 Q2 2016 203 12.0 Q3 2016 102 6.7 Total since inception* 3,136 $ 308.5 $ 91.5 * $400 million total authorization for share repurchase.

Q3 Supplemental Financial Information Global Coverage Strong global footprint for sales and manufacturing Nearly 20% of operations in low-cost countries Focused on competitive cost structure Ability to leverage technologies across the world

Foreign Exchange Information Country / Region % Total Sales* United States 49% Canada 10% UK 14% France 21% All Other 6% Currency Estimated % Total Sales US Dollar (USD) 70 - 75% Euro 15 - 20% British Pound 5 - 6% Canadian Dollar 1 - 3% * Based on data in Esterline’s 2015 10K Key Considerations A stronger USD impacts translation of non-USD sales and expenses – Lower sales and expenses in USD Mark-to-market of certain FX items creates P&L volatility Net monetary assets (non-functional currency) Embedded derivatives in backlog (non-functional currency) Most ESL cash flow hedges receive hedge accounting treatment Cash flow hedges that do not receive hedge accounting treatment have P&L impact Q3 Supplemental Financial Information

Appendix

2015 Recast Income Statement* * See Page 1 regarding non-GAAP financial measures.

2015 Recast Income Statement

2015 Recast EPS - Adjustments* * See Page 1 regarding non-GAAP financial measures.

Q3 2016 Adjusted Gross Margin and EBIT* * See Page 1 regarding non-GAAP financial measures

Q3 2015* Adjusted Gross Margin and EBIT** 19 * Q3 2015 is the recast three-month period ended June 26, 2015. ** See Page 1 regarding non-GAAP financial measures.

Q4 2015* Adjusted Gross Margin and EBIT** * Q4 2015 is the recast three-month period ended October 2, 2015. ** See Page 1 regarding non-GAAP financial measures.